Exhibit 99.1

NEWS RELEASE
For Immediate Release	Investors:	Media:
	Bill Marshall	Leigh Parrish or Adam Pollack
	Sr. Vice President, Investor Relations	Joele Frank, Wilkinson Brimmer Katcher
	(804) 287-8108	(212) 355-4449
bill.marshall@pfgc.com

Performance Food Group Appoints Scott Ferguson to Board of Directors

Enters into Cooperation Agreement with Sachem Head

RICHMOND, Va., September 23, 2025 – Performance Food Group Company (“PFG” or the “Company”) (NYSE: PFGC) today announced the appointment of Scott Ferguson, Founder and Managing Partner of Sachem Head Capital Management LP (“Sachem Head”), to its Board of Directors (the “Board”), effective immediately.

Manuel Fernandez, Lead Independent Director of the PFG Board, said, “Scott’s appointment reflects a shared commitment to PFG’s continued success and to enhancing stockholder value. He brings important investor perspective as well as food distribution industry and corporate governance experience. As the team continues to build on the momentum already underway and we evaluate potential paths forward with US Foods, we are confident Scott’s expertise will be a valuable addition to the Board.”

George Holm, Chairman and Chief Executive Officer of PFG, said, “This outcome is the result of constructive engagement with Scott and his team and demonstrates our Board’s openness to fresh perspectives. I look forward to working alongside Scott and the rest of the Board as we continue to grow our business to drive shareholder value.”

Mr. Ferguson said, “We appreciate the positive dialogue we have had with PFG’s Board and management. I look forward to serving on the Board and helping to identify the best value-enhancing path forward for all shareholders.”

With the appointment of Mr. Ferguson, PFG’s board will increase to 13 directors, 12 of whom are independent. Mr. Ferguson will be appointed to the Audit and Finance Committee.

In connection with today’s announcement, PFG has entered into a cooperation agreement (the “Agreement”) with Sachem Head and certain affiliates, pursuant to which Sachem Head has agreed to a customary standstill, voting and confidentiality commitments, among other provisions. Details of the Agreement will be filed on a Form 8-K with the U.S. Securities and Exchange Commission.

Advisors

BofA Securities and JP Morgan are serving as financial advisors, and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to the Company. White & Case LLP is serving as legal advisor, and Longacre Square Partners is serving as strategy and communications advisor, to Sachem Head.

About Scott Ferguson

Scott is the managing partner and portfolio manager of Sachem Head Capital Management, a value-oriented investment management firm based in New York. Prior to founding Sachem Head, he spent nine years at Pershing Square Capital Management, which he joined at the firm’s inception in 2003. Prior to Pershing Square, Scott earned an M.B.A. from Harvard Business School in 2003 and was a vice president at American Industrial Partners, an operations focused private equity firm, from 1999 to 2001. Scott was also a business analyst at McKinsey & Company from 1996 to 1999. Scott graduated from Standford University with an A.B. in Public Policy in 1996.

He currently serves on the board of directors of the Henry Street Settlement and is also a board member at the Robin Hood Foundation. Scott has served on the Supervisory Board of Delivery Hero SE, a leading global food delivery company, since June 2024 and was formerly on the boards of Elanco Animal Health Incorporated, Olin Corporation, Autodesk, Inc. and US Foods Holding Corp.

About Performance Food Group Company

Performance Food Group is an industry leader and one of the largest food and foodservice distribution companies in North America with more than 150 locations. Founded and headquartered in Richmond, Virginia, PFG and our family of companies market and deliver quality food and related products to over 300,000 locations including independent and chain restaurants; businesses, schools and healthcare facilities; vending and office coffee service distributors; and big box retailers, theaters and convenience stores. PFG’s success as a Fortune 100 company is achieved through our approximately 43,000 dedicated associates committed to building strong relationships with the valued customers, suppliers and communities we serve. To learn more about PFG, visit pfgc.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, and integration of our acquisition of Cheney Bros., Inc. (the “Cheney Brothers Acquisition”) and other nonhistorical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,”

“projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled Item 1A. Risk Factors in PFG’s Annual Report on Form 10-K for the fiscal year ended June 28, 2025 filed with the Securities and Exchange Commission (the “SEC”) on August 13, 2025, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements:

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costs and risks associated with a potential cybersecurity incident or other technology disruption;
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our reliance on technology and risks associated with disruption or delay in implementation of new technology, including artificial intelligence;
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economic factors, including inflation or other adverse changes such as a downturn in economic conditions, geopolitical events, tariff increases, or a public health crisis, negatively affecting consumer confidence and discretionary spending;
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our reliance on third-party suppliers;
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labor relations and cost risks and availability of qualified labor;
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competition in our industry is intense, and we may not be able to compete successfully;
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we operate in a low margin industry, which could increase the volatility of our results of operations;
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we may not realize anticipated benefits from our operating cost reduction and productivity improvement efforts;
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our profitability is directly affected by cost inflation and deflation, commodity volatility, and other factors;
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we do not have long-term contracts with certain customers;
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group purchasing organizations may become more active in our industry and increase their efforts to add our customers as members of these organizations;
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changes in eating habits of consumers;
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extreme weather conditions, including hurricane, earthquake and natural disaster damage and extreme heat or cold;
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volatility of fuel and other transportation costs;
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our inability to adjust cost structure where one or more of our competitors successfully implement lower costs;
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our inability to increase our sales in the highest margin portion of our business;
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changes in pricing practices of our suppliers;
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our growth and innovation strategy may not achieve the anticipated results;
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risks relating to acquisitions, including the risk that we are not able to realize benefits of acquisitions or successfully integrate the businesses we acquire or that we incur significant integration costs;
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a portion of our sales volume is dependent upon the distribution of cigarettes and other tobacco products, sales of which are generally declining;
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negative media exposure and other events that damage our reputation;
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impact of uncollectibility of accounts receivable;
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the cost and adequacy of insurance coverage and increases in the number or severity of insurance and claims expenses;

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the potential impacts of shareholder activists or potential bidders;
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the integration of artificial intelligence into our processes;
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environmental, health, and safety costs, including compliance with current and future environmental laws and regulations relating to carbon emissions and climate change and related legal or market measures;
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our inability to comply with requirements imposed by applicable law or government regulations, including increased regulation of e-vapor products and other alternative nicotine products;
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increase in excise taxes or reduction in credit terms by taxing jurisdictions;
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the potential impact of product recalls and product liability claims relating to the products we distribute and other litigation;
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adverse judgments or settlements or unexpected outcomes in legal proceedings;
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risks relating to our outstanding indebtedness, including the impact of interest rate increases on our variable rate debt;
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our ability to raise additional capital on commercially reasonable terms or at all;
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the possibility that the expected synergies and other benefits from the Cheney Brothers Acquisition will not be realized or will not be realized within the expected time period; and
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actions due to activist stockholders or unsolicited bidders, including as a result of any proxy contest or potential changes on the Board.

Performance Food Group Contacts:

Investors:

Bill Marshall

SVP, Investor Relations

(804) 287-8108

Bill.Marshall@pfgc.com

Media:

Leigh Parrish or Adam Pollack

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Sachem Head Contact:

Dan Zacchei / Joe Germani

Longacre Square Partners

Sachem@Longacresquare.com